2010 Annual Exec Targets
Forward and
Returns
Business
140%  Payout
On
Rev/EBITDA
120% Payout
On
Rev/EBITDA
Plan
100% Payout
On
Rev/EBITDA
75% Payout
On
Rev/EBITDA
50%Payout
On
Rev/EBITDA
Revenue:
Billed : (30%)
Booked:  (20%)
$191.0M
(110%)
$33.9M
(110%)
$182.3M
(105%)
$32.3M
(105%)
$173.6M
$30.8M
$156.2M
(90%)
$27.7M
(90%)
$138.9M
(80%)
$24.6M
(80%)
Operating
EBITDA: (50%)
$10.7M
(110%)
$10.2M
(105%)
$9.8M $8.7M (90%) $7.8M (80%)
Exhibit 10.16.2